STRATEGIC ADVANTAGE AND STRATEGIC ADVANTAGE II
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
issued by
Security Life of Denver Insurance Company
and its
Security Life Separate Account L1

Supplement dated August 21, 2003

This supplement amends certain information contained in the prospectus dated May 1, 2002, as amended May 31, 2002, May 1, 2003, and June 27, 2003. Please read it carefully and keep it with your prospectus for future reference.

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The information about the address and telephone number of our Customer Service Center as shown on page 2 is hereby amended as follows:

Before October 27, 2003, please contact us at:	On and after October 27, 2003, please contact us at:
Customer Service Center	Customer Service Center
P.O. Box 173888	P.O. Box 5065
Denver, Colorado 80217-3888	Minot, North Dakota 58702-5065
1-877-253-5050	1-877-253-5050

Information about the management of certain ING Variable Products Trust portfolios in the Investment Portfolio Objectives chart is amended as follows:

Effective August 1, 2003, Aeltus Investment Management, Inc. became the subadviser to the ING VP Growth Opportunities Portfolio, the ING VP MagnaCap Portfolio, the ING MidCap Opportunities Portfolio and the ING VP SmallCap Opportunities Portfolio. Accordingly, the Investment Portfolio Objectives chart is hereby revised to reflect these new sub-advisory arrangements.

Information about the INVESCO VIF-Core Equity Fund in the Investment Portfolio Objectives chart is hereby deleted in its entirety and replaced with the following:

Variable Investment Option	Investment Company/Adviser/ Manager/Sub-adviser	Investment Objective
VIF-Core Equity Fund (formerly, VIF-Equity Income Fund)	Investment Company: INVESCO Variable Investment Funds, Inc. Investment Adviser: INVESCO Funds Group, Inc.

Seeks to provide a high total return through both growth and current income by normally investing at least 80% of its net assets in common and preferred stock. At least 50% of common and preferred stocks which the Fund holds will be dividend-paying. Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to equity securities that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depositary Receipts ("ADRs").

127333	Page 1 of 2	August 2003

Information about the Janus Aspen Series Aggressive Growth Portfolio in the Investment Portfolio Objectives chart is hereby deleted in its entirety and replaced with the following:

Variable Investment Option	Investment Company/Adviser/ Manager/Sub-adviser	Investment Objective
Janus Aspen Series Mid Cap Growth Portfolio (formerly Aggressive Growth Portfolio) Service Shares	Investment Company: Janus Aspen Series Investment Adviser: Janus Capital

A diversified Portfolio that invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, in the 12-month average of the capitalization ranges of the Russell MidCap Growth Index.

The last paragraph in the "Terminating Dollar Cost Averaging" subsection on page 43 of Strategic Advantage and page 41 of Strategic Advantage II is hereby deleted and replaced with the following:

You may discontinue your dollar cost averaging program at any time. We reserve the right to discontinue, modify or suspend this program, and dollar cost averaging will automatically terminate on:

  The date you specify;
  The date your balance in the source sub-account reaches a dollar amount you set;
  The date your balance in the source sub-account is equal to or less than the amount to be transferred. In this situation we will transfer the entire balance of the source sub-account to the other sub-accounts you have selected; or
  Any date when dollar cost averaging transfers are scheduled and the policy is in the grace period.

The first paragraph in the "Terminating Automatic Rebalancing" subsection on page 43 of Strategic Advantage and page 42 of Strategic Advantage II is hereby deleted and replaced with the following:

You may discontinue your automatic rebalancing program at any time. We reserve the right to discontinue, modify or suspend this program, and automatic rebalancing will automatically terminate if the policy is in the grace period on any date when automatic rebalancing transfers are scheduled.

The second to last paragraph of the "Distribution of the Policies" section on page 52 of Strategic Advantage and page 50 of Strategic Advantage II is hereby deleted and replaced with the following:

We pay wholesaler fees and marketing and training allowances. We may provide repayments or make sponsor payments for broker/dealers to use in sales contests for their registered representatives. We do not hold contests directly based on sales of this product. We do hold training programs from time to time at our own expense.

Further, broker/dealers and agents/representatives may be eligible to receive certain overrides and other benefits, which may include cash compensation, based on the amount of earned commissions, agent/representative recruiting, and other activities that promote the sale of policies.

We pay dealer concessions, wholesaling fees, overrides, other allowances and benefits and the costs of all other incentives or training programs from our resources which include sales charges.

127333	Page 2 of 2	August 2003